UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                          SCHEDULE 14A

   Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No.      )

  Filed by the Registrant [ X ]
  Filed by a Party other than the Registrant [  ]

  Check the appropriate box:

  [ ]  Preliminary Proxy Statement
  [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
  [X]  Definitive Proxy Statement
  [ ]  Definitive Additional Materials
  [ ] Soliciting Material Pursuant to sec240.14a-11(c) or sec240.14a-12

     ___________________AYDIN CORPORATION______________________
              (Name of Registrant as  Specified in its Charter)

  _______________________________________________________________
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

  [X]  No fee required.
  [ ]  Fee computer on table below per Exchange Act Rules 14a-
       6(i)(4) and 0-11.
       1)  Title of each class securities to which transaction
           applies:
           ___________________________________
       2)  Aggregate number of securities to which transaction
           applies:
          ___________________________________
       3) Per unit price or other underlying value of transaction computer pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
           ___________________________________
       4)  Proposed maximum aggregate value of transaction:
          ___________________________________
       5)  Total fee paid:
          ___________________________________

  [ ]  Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
          ___________________________________
       2)  Form, Schedule or Registration Statement No.:
          ___________________________________
       3)  Filing Party:
          ___________________________________
       4)  Date Filed:
          ___________________________________

                           700 Dresher Road
                           Horsham, PA 19044
                         ---------------------

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            April 25, 1997
                         ---------------------

  TO THE STOCKHOLDERS OF AYDIN CORPORATION:

   The Annual Meeting of Stockholders of AYDIN CORPORATION, a Delaware corporation (the "Company"), will be held on Friday, April 25, 1997, at 3:00 p.m. local time at the Company's
  Corporate Offices, 700 Dresher Road, Horsham, Pennsylvania, for the following purposes:

   1. To elect six Directors, each to hold office for a term of one year and until his successor has been duly elected; and

   2.  To approve an amendment to the 1994 Incentive Stock
         Option Plan; and

   3.  To approve the 1996 Equity Incentive Plan; and

   4. To approve an amendment to outstanding Stock Options, extending their expiration date by five years; and

   5.  To approve the Stock Bonus Plan; and

   6. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

   The Board of Directors has fixed the close of business on February 25, 1997, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual
  Meeting.

   A copy of the Company's Annual Report for its fiscal year ended December 31, 1996, is being transmitted herewith.

   WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN
  PERSON, PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED FORM
  OF PROXY IN THE ENVELOPE PROVIDED.

                          By Order of the Board of Directors,


                          Robert A. Clancy
                          Secretary
  March 27, 1997

                           AYDIN CORPORATION
                         --------------------

                            PROXY STATEMENT
                         --------------------

    This Proxy Statement and the accompanying form of Proxy, which are first being mailed to stockholders on March 27, 1997, are furnished in connection with the solicitation by the Board of Directors of Aydin Corporation (hereinafter called the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held Friday, April 25, 1997, at 3:00 p.m. local time, and at any adjournment thereof (hereinafter the "Annual Meeting"). The Company's principal executive offices are located at 700 Dresher Road, Horsham, Pennsylvania 19044.

    Shares represented by proxies in the accompanying form, if properly signed and returned, will be voted in accordance with the specifications made thereon by stockholders. Any proxy not specifying to the contrary will be voted for the election of the nominees for Directors named below and in favor of proposals 2, 3, 4 and 5 referred to in the Notice of Annual Meeting. A stockholder who signs and returns a proxy in the accompanying form may revoke it at any time before it is voted by giving written notice thereof to the Secretary of the Company.

    As of the close of business on February 25, 1997, the Company had outstanding 5,173,400 shares of Common Stock, $1.00 par value, the record holders of which on such date are entitled to one vote for each share held. A majority of the outstanding shares will constitute a quorum at the Annual Meeting. Only holders of Common Stock of record at the close of business on February 25, 1997, will be entitled to notice of and to vote at the Annual Meeting.

    The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. Such solicitation will be made by mail and may also be made on behalf of the Company by the Company's regular officers and employees, without additional remuneration, personally or by telephone or telegram. The Company will also, upon request, reimburse brokers or persons holding shares in their name or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

                 BENEFICIAL OWNERSHIP OF COMMON STOCK

    The following table sets forth, as of the dates indicated, the name and address of each person known by the Company to be the beneficial owner of more than 5% of the Company's outstanding voting securities and the percentage of the shares so owned:

  Title of         Name and Address of        Amount and Nature of       Percent
  Class            Beneficial Owner           Beneficial Ownership(1)    of Class
  Common Stock,    EA Industries, Inc.              596,927(2)            11.5%
  $1.00 par        185 Monmouth Parkway
  value            West Long Branch,
                   New Jersey 07764

  Common Stock,    Franklin Resources, Inc.         467,800(3)             9.0%
  $1.00 par        185 Parker Plaza
  value            Sixteenth Floor,
                   Ft. Lee, NJ  07024

  Common Stock,    Victor Posner                    334,500(4)             6.5%
  $1.00 par        6917 Collins Avenue
  value            Miami Beach, FL 33141

  Common Stock,    Dimensional Fund Advisors, Inc.  293,150(5)             5.7%
  $1.00 par        1299 Ocean Avenue, 11th Floor
  value            Santa Monica, CA 90401

  _____________
  (1)   Based on information furnished by the stockholder.
  (2) As of October 8, 1996. Sole voting and investment power. On February 25, 1997, EA Industries, Inc. granted Gary Bard and his assigns an option to purchase the 596,927 shares at $11.00 per share. The latest date on which such option may be exercised is June 2, 1997. If such option is exercised in full prior to the Annual Meeting, EA will grant proxies to the transferees to vote the shares at the Annual Meeting.
  (3)   As of February 12, 1997.  According to the Schedule
          13G filed by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, Inc., these shares are beneficially owned by one or more investment companies or other managed accounts that are advised by investment advisory subsidiaries of Franklin Resources, Inc. Sole voting and dispositive power is held by Franklin Advisory Services, Inc.
  (4) As of December 29, 1993. Sole voting and investment power.
  (5)   As of February 5, 1997.  Dimensional Fund Advisors
          Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 293,150 shares of Aydin Corporation stock as of December 31, 1996, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional has sole voting power as to 196,300 of these shares, shared voting power as to 96,850 shares and sole investment power as to 293,150 shares. Dimensional disclaims Beneficial Ownership of all such shares.

                  BENEFICIAL OWNERSHIP BY MANAGEMENT

   The following table sets forth, as of March 20, 1997, the amount and percentage of the Company's outstanding Common Stock, $1.00 par value, beneficially owned by each Director, the chief executive officers, the four other most highly compensated executive officers, as identified in the Summary Compensation Table herein, and all Directors and executive officers as a group:

  Title of       Name of                     Amount and Nature       Percent
  Class          Beneficial Owner            of Ownership (1)(2)     of Class
  Common Stock   I. Gary Bard                 626,927 (3)            12.1%
                 Ayhan Hakimoglu                    0 (4)              -
                 Dr. Nev A. Gokcen             17,250 (7)              -
                 Irwin L. Gross                     0 (5)              -
                 Gary Mozenter                      0                  -
                 Harry D. Train, II               250                  -
                 John F. Vanderslice            5,028 (7)              -
                 Klaus D. Oebel                10,000 (7)              -
                 James R. Henderson                 0                  -
                 Demirhan Hakimoglu             6,685 (7)              -
                 Dr. Donald S. Taylor          10,000 (6)(7)
                 All of the above and other
                   executive officers as a
                   group
                   (Includes 14 persons)       695,993                13.5%

  _____________________________
  (1) Based on information furnished by the respective directors and officers. Each person has sole voting and investment power with respect to the shares listed, except the shares of Dr. Gokcen are held jointly with his spouse.
  (2) Includes shares which may be acquired upon the exercise of options granted by the Company currently exercisable or that will become exercisable within 60 days as follows: Bard - 5,000, Gokcen - 250, Train
          - 250, Vanderslice - 5,000, D. Hakimoglu - 1,500, and the Group - 9,500.
  (3) In addition to the option to buy 5,000 shares granted by the Company (Note "2" above), these shares include an option to purchase 596,927 shares at $11.00 per share granted to Mr. Bard and his assigns by EA Industries, Inc. on February 25, 1997. The latest date on which such option may be exercised is June 2, 1997. If such option is exercised in full prior to the Annual Meeting, EA will grant proxies to the transferees to vote the shares at the Annual Meeting.
  (4)   Mr. Ayhan Hakimoglu resigned as Director and CEO on
          May 3, 1996.
  (5) Mr. Gross is Chairman of EA Industries, Inc. See Beneficial Ownership of Common Stock table above.
  (6) Dr. Taylor resigned as a Director and President of the Company on September 13, 1996.
  (7)   Less than 1%.

                  PROPOSAL 1.  ELECTION OF DIRECTORS

    Six Directors of the Company are to be elected at the Annual Meeting. Each Director will serve one year and until his successor has been duly elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the nominees listed below, all of whom are currently Directors of the Company. If any nominee should become unavailable for any reason, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filled by a majority of the Directors then in office until the next annual meeting of stockholders.

     Nominees for Directors shall be elected by a plurality of the votes of the holders of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of Directors. Cumulative voting rights do not exist with respect to the election of Directors. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Under the rules of the New York Stock Exchange, Inc., brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors. Under applicable Delaware law, a broker non-vote will have no effect on the outcome of the election of directors.

    The names of the nominees for Director, all of whom are currently Directors of the Company, and certain information regarding them are as follows:

  Name                Age   Principal Occupation                           Director
                            for Past Five Years                              Since
  I. Gary Bard        59    Chairman of the Board of Directors and           1994
                             Executive Officer since May 6,1996.
                             President of the Company since October
                             8, 1996.  Prior to that, Vice President
                             and General Manager, Federal Systems
                             solutions Integration Division
                             of Unisys Corporation, providing integration
                             Solutions to the Federal, State and
                             local marketplace, since October
                             1995.  Consultant on software development from
                             February 1993 to October 1995. Chief
                             Operating Officer of Open Software Foundation,
                             from November 1992 to February 1993, and
                             President of Integrated Systems Division
                             of Computer Sciences Corporation, from
                             July 1984 to November 1992.

  Dr. Nev A. Gokcen   75    Retired.  Former thermodynamicist with the       1972
                             Department of the Interior, Bureau of
                             Mines, Albany, Oregon.

  Irwin L. Gross      53    Chairman of the Board of EA Industries,Inc.,     1996
                             providing contract electronic manufacturing
                             services, since April 1995.  Chairman and
                             President of ICC Technologies, Inc., providing
                             desiccant air conditioning and climate control
                             systems, since May 1984.

  Gary Mozenter       62    Retired.  Former Partner, Vice Chairman and      1997
                             Executive Committee Member, Coopers &
                             Lybrand LLP from 1956 to 1994.

  Harry D. Train, II  69    Manager, Hampton Roads Operations (defense       1984
                             studies and analysis) of Science Applications
                             International Corporation (SAIC), Norfolk,
                             Virginia, since October 1986.

  John F. Vanderslice 55    Executive Vice President of the Company,         1994
                             President of its Products Group
                             (formerly the Vector Division) since 1982.


    The Company has had an Audit Committee since September 1978; and Directors Gokcen, Mozenter and Train are its current members. Its powers and duties include the following: (1) sole authority to retain and dismiss both internal and independent auditors; (2) approval before dissemination of any report which contains financial data; and (3) consultation with the independent auditors quarterly and before the Company decides any material accounting policy. This Committee met six times in 1996.

    The Company established an Oversight Committee in
  April 1992, comprised of its outside Directors, currently Gokcen, Gross and Train. Its powers and duties include the review of the Company's policies and procedures and recommendations to the Board of Directors of those measures that the Committee believes necessary to strengthen and ensure the effectiveness of Company policies relating to (a) Division and Corporate Officer awareness of federal laws and regulations affecting government contracts;
  (b) compliance of outside consultants and sales representatives with national and international regulations involving the sale of Company products; and (c) compliance with federal laws and regulations applicable to government contract procurement and performance. This Committee met three times in 1996.

    The Company established the Executive Compensation
  Committee in May 1996, now comprised of Directors Bard,
  Gokcen and Train. The Committee consults generally with management on matters concerning executive and outside director compensation and incentive plans. It makes recommendations to the Board of Directors on compensation generally, including individual salary rates and bonus awards. This Committee met three times in 1996.

    There is no nominating committee of the Board of Directors. The Board of Directors met 13 times in 1996.

    During the year ended December 31, 1996, no director attended fewer than 90% of all meetings of the Board of Directors and Committees on which they served.

    Each Director who is not also an employee of the Company presently receives an annual director's fee of $9,000, plus $1,000 for each meeting which he personally attends ($200 for each meeting in which he participates by means of conference telephone). Directors Gokcen, Gross and Train receive no additional fees for serving on the Audit, Executive Compensation and Oversight Committees. Commencing with the election of the new Board of Directors at the Annual Meeting on April 25, 1997, the compensation package for the Company's non-employee Directors will be: Annual retainer - $12,000; Board meeting fee - $1,500; Committee meeting fee - $1,000; Committee Chairman annual retainer - $1,500; Telephone meetings, Board or Committee - $500; Annual grant of option to purchase 2,000 shares of the Company's Common Stock, subject to an upward or downward 50% adjustment based upon the Chairman's assessment of Board performance; and to be established, annual grants of up to 1,000 shares of restricted stock, based on performance goals, with the shares remaining restricted until the Director leaves the Board. In May 1996, Director Train agreed, when requested, to perform consulting services for the Company over and above his normal duties as a director of the Company, at the current per diem rate for directors of $1,000 per day plus expenses. No fees were paid to Director Train under this arrangement during 1996. Directors Gokcen and Train have been granted Individual Non-Qualified Stock Options (the "Individual Options"). These options were granted July 28, 1995, to purchase up to 1,000 shares at $16.75 per share, the per share market value of the Company's Common Stock on the date of the grant. Under each of the Individual Options, 25% of the option shares become exercisable on the first anniversary of the grant and 25% each year thereafter on a cumulative basis until the option expires five years after date of grant. On December 16, 1996, the Board of Directors amended all outstanding stock options, subject to stockholder approval, including these Individual Options, to extend the expiration date for an additional five years. As amended, these Individual Options now expire 10 years from the date of grant (see Proposal 4, page 17).

                  COMPENSATION OF EXECUTIVE OFFICERS

    The following tabulation sets forth certain information with respect to compensation paid or earned for services in all capacities to the Company and its subsidiaries for its fiscal years ended December 31, 1996, 1995 and 1994, of those persons who were, at any time during the fiscal year ended December 31, 1996, (i) the chief executive officer; (ii) the four most highly compensated executive officers of the Company serving at December 31, 1996; and (iii) one executive officer of the Company who served during 1996 (the "Named Executive Officers"):

                      Summary Compensation Table

                                       Annual Compensation            Long-Term Compensation
                                                                              Awards
                                                                        Restricted   Securities  All Other
                                                                      Stock        Underlying  Compens-
Name and Principal Position           Year   Salary($)(1)  Bonus($)   Award ($)   Options (#)  ation ($)
I. Gary Bard                          1996   $195,638 (2)  $166,267   $200,000    $ 150,000         --
    Chairman of the Board, President  1995      --            --         --           --            --
    and Chief Executive Officer       1994      --            --         --          10,000(7)      --

Ayhan Hakimoglu                       1996   $ 91,032 (3)     --         --           --       $350,000(10)
 Chairman of the Board and Chief       1995    185,999     $200,000(5)   --          -0-            --
 Executive Officer                     1994    182,815        --         --       $ 20,000(8)       --

Donald S. Taylor                      1996   $158,374(4)   $ 42,167      --           --       $119,688(11)
   President of the Company and       1995    155,952        60,000   $120,000      70,900(9)       --
   President, Communications Systems  1994      --             --        --           --            --
   Group

John F. Vanderslice
   Executive Vice President and       1996   $157,406      $138,764      --         40,000(7)      --
      President, Products Group       1995    130,000       113,176      --            -0-         --
                                      1994    128,925        99,598      --         10,000(7)      --

Klaus D. Oebel                        1996   $ 66,547      $ 52,532   $102,500(6)  $ 70,000(7) $  3,323(12)
   Vice President and President,      1995      --             --        --           --           --
   Communications Systems Group       1994      --             --        --           --           --

James R. Henderson                    1996   $ 62,328      $ 54,422      --        $ 35,000(7) $ 42,468(13)
   Vice President, Treasurer and      1995      --             --        --           --           --
   Chief Financial Officer            1994      --             --        --           --           --

Demirhan Hakimoglu                    1996   $123,696      $  9,695      --          -0-           --
   Vice President and Chief           1995    137,231         9,964      --          -0-           --
   Executive Officer,                 1994    125,429         6.028      --           3,000(6)     --
   Aydin-Yazilim, S. A.

________________________
(1)  Includes any sums deferred for the individual under the Company's
     401(k) plan.
(2) Includes $5,750 Mr. Bard received as an outside Director before being elected Chairman of the Board and Chief Executive Officer on May 6, 1996.
(3)  Mr. Hakimoglu resigned as Chairman and CEO on May 3, 1996.
(4) Dr. Taylor resigned as a Director and President of the Company on September 13, 1996. As part of his severance package the Company agreed to continue his salary at $3,000 per week for one year. This sum includes $33,000 of that payout. See "Employment Contract and Termination of Employment Arrangements" below.
(5)  Of this total, $100,000 was accrued in 1994.
(6) An award of 10,000 restricted shares on October 8, 1996, valued at the grant date closing price of $10.25, vesting over a three-year period (3,333 shares per year commencing October 8, 1997). At year-end 1996, the value of these restricted shares was $93,750.
(7) On December 16, 1996, the Board of Directors amended all stock options outstanding as of that date by extending their expiration date by five years. All other terms (issued date, price, vesting) remained unchanged.
(8) At the time Mr. Hakimoglu resigned, options to purchase the remaining 11,250 shares of the Company's Common Stock expired unexercised.
(9) Dr. Taylor's option to purchase 70,000 shares of the Company's Common Stock expired unexercised upon the termination of his employment with the Company.
(10) On May 3, 1996, the effective date of his resignation as Chairman and CEO, Mr. Hakimoglu (i) was paid $150,000, the first of three equal installments under a certain Consulting Agreement, dated May 1, 1996, and (ii) was paid $200,000, the first of three equal installments under a certain Restrictive Covenant Agreement, also dated May 1, 1996. See "Employment Contracts and Termination of Employment Arrangements" below.
(11) This sum includes the following payments of the Company as part of Dr. Taylor's severance package: (i) $37,813 as the value of 2,500 shares that vested on January 3, 1996 of the 10,000 share restricted stock award granted in 1995; (ii) $76,875 as the value of the remaining 7,500 shares that vested on October 25, 1996 when the Board rescinded the pro-rata forfeiture provisions of the Restricted Stock Agreement as part of Dr. Taylor's severance package; and (iii) the cost of out-placement services. See "Employment Contracts and Termination of Employment Arrangements" below.
(12) Reimbursement of additional apartment rental expense.
(13) Relocation expenses paid by the Company.

                       OPTION GRANTS IN LAST FISCAL YEAR

      Shown below is further information on grants of stock options pursuant to the Company's 1994 Incentive and 1996 Equity Incentive Stock Option Plans during the year ended December 31, 1996 to the Named Executive Officers.


                    Number of        % of Total                       Potential Realizable Value
                    Securities        Options                         at Assumed Annual Rates of
                    Underlying       Granted to  Exercise             Stock Price Appreciation for
                      Options        Employees   Price    Expiration       Option Term
Name                Granted (#)(1)    in  1996   ($/Sh)     Date        5% ($)    10% ($)
I. Gary Bard         150,000         39.7%       $10.31   10-8-06     $972,000    $2,464,50
Ayhan Hakimoglu...     -                -           -        -            -           -
Donald S. Taylor..     -                -           -        -            -          -
John F. Vanderslice   40,000         10.6%       $10.25    10-25-06    $258,000    $653,600
Klaus D. Oebel        70,000         18.5%       $10.31    10-8-06     $453,600  $1,150,100
James R. Henderson    35,000          9.3%       $10.31    10-8-06     $226,800    $575,050
Demirhan Hakimoglu     -               -            -         -            -         -

________________________
(1)   All options now expire ten years from date of grant.
      Twenty-five percent of the option shares become exercisable one year from date of grant and an additional 25% each year thereafter for three years on a cumulative basis.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

      Shown below is information with respect to options exercised during 1996 and the year-end value of unexercised options to purchase the Company's Common Stock granted in prior years under the Company's 1983, 1994, or 1996 Incentive Plans, the 1984 Non-Qualified Plan or an Individual Non-Qualified Stock Option to the Named Executive Officers and held by them at December 31, 1996.

Name               Shares Acquired                    Number of Securities                Value of Unexercised
                       on                            Underlying Unexercised             In-the-Money Options At
                     Exercise     Value                Options Held At                   December 31, 1996 (2)
                       (#)        Realized (1)($)      December 31, 1996

                                                  Exercisable(#)  Unexercisable(#)   Exercisable($) Unexercisable($)
I. Gary Bard         - 0 -           -               5,000          155,000               $ 0           $ 0
Ayhan Hakimoglu      3,750        $14,550              0               0                    -             -
Donald S. Taylor     - 0 -           -                 0               0                    -             -
John F. Vanderslice  - 0 -           -               5,000           45,000                 0             0
Klaus D. Oebel       - 0 -           -                 0             70,000                 0             0
James R. Henderson   - 0 -           -                 0             35,000                 0             0
Demirhan Hakimoglu   - 0 -           -                 750            1,500                 0             0

________________________
(1) The difference between the closing price of the securities the date the option was exercised and exercise price of the option.
(2) Based on the closing price on December 31, 1996, on the New York Stock Exchange of $9.375 per share, none of the options were "in-the-money" as of that date.

                        REPORT ON EXECUTIVE COMPENSATION

    The Executive Compensation Committee has furnished the following report on executive compensation dated February 27, 1997:

    The Executive Compensation Committee (the "Committee"), established May 6, 1996 as an ad hoc Compensation Committee, was initially assigned the responsibility to make a recommendation to the full Board of a mutually acceptable compensation package for the newly elected CEO, I. Gary Bard.

    The Committee, composed of Directors Train and Gross at that time, made an interim recommendation, which was adopted by the Board on May 15, 1996, of an annual salary and the grant of stock as an incentive for the CEO to enter into an employment agreement with the Company, while the Committee continued to negotiate with Mr. Bard. In addition, the Committee's mandate was expanded to develop a recommended (i) salary, bonus and incentive compensation package covering all officers of the Company, (ii) bonus and incentive package covering all line managers of the Company and (iii) compensation package for non-employee Directors of the Company. To assist the Committee in formulating these recommendations, the Hay Group was retained by the Committee to conduct a study and report their findings and recommendations for a bonus and incentive plan. At that time the Committee was made permanent and was expanded to three members. The CEO was appointed as the new member of the Committee so that the Committee could receive his input and recommendations on salary, incentives and bonus for officers and line managers other than himself. In June 1996, Mr. Gross withdrew from the Committee and Dr. Gokcen was appointed by the Board to fill the vacancy.

    In developing its proposal for a compensation package for the CEO, the Committee's criteria was to stimulate and reward performance for developing and implementing strategies to achieve the Board of Director's objective to turn the Company around in the short-term and to grow to Company in the long-term. To accomplish this, the Committee recommended and the Board approved the following compensation package for the CEO: a five-year employment agreement; salary of $290,000 to be reviewed annually by the Board; confirmation of the previous stock grant with a loan at prime rate for five years in a sum sufficient to pay income taxes on the stock grant; a stock option to purchase 150,000 shares of the Company's Common Stock; participation in the bonus plan to be established by the Company and pending adoption of that plan, an annual bonus of up to 80% of his annual base salary upon satisfaction of Board-approved objectives; continuation of salary in event of a "Change of Control" or resignation for "Good Reason" for the lesser of three years from the date of termination or the end of the initial five-year term; and in the event of total disability, the continuation of the base salary for six months.

    In January 1997, the Committee received the recommendations of the CEO and the Hay Group for 1996 bonus awards for executive officers, a management incentive program for other than corporate officers, changes to existing compensation agreements for all corporate officers and the new Directors Compensation Plan. The Committee also received the comments of the non-Committee Board members. The recommendations of the Committee, which were approved by the Board of Directors on February 27, 1997, are as follows:

    For specific officers of the Company, including four of the Named Executive Officers, the Committee determined that the new management team had made concerted effort to correct and reverse the fall of stockholder value of the Company's stock, had implemented a strategy of effecting a builddown that management believes necessary to restore the Company to profitability, had put a new marketing strategy in place and had taken measures that management believes necessary to project a profitable year for the Company, and therefore recommended a bonus of 107.5% of their respective bonus opportunity, as set forth in their employment agreements, pro-rated for the term of their employment through February 28, 1997, that was approved by the Board of Directors.

    In addition, the Board of Directors approved, subject to stockholder approval, the establishment of the Stock Bonus Plan (see Proposal No. 5, page 19) to permit all officers and managers the election to take their bonus compensation in cash or Company Common Stock (at 85% of fair market value on date of issue) or any combination of cash and stock.

Base Salary, Bonus and Stock Options
    In December 1996, the Committee's recommendations for an increase of the base salary for Mr. Vanderslice, a Named Executive Officer, was approved by the Board retroactive to August 12, 1996. This increase was to recognize that Mr. Vanderslice currently heads the largest operations group in the Company and to bring his base compensation in line with other senior corporate executives. In October 1996, the Board had approved the grant of an additional stock option to Mr. Vanderslice to purchase up to 40,000 shares of the Company's Common Stock, vesting in four cumulative annual installments, priced at the fair market value price of the shares on the date the option was granted. In February 1997, The Committee recommended and the Board approved a bonus award of 107.5% of Mr. Vanderslice's 70% bonus opportunity pro-rated from September 1, 1996 through February 28, 1997.

    In February 1997, the Committee's recommendations of a bonus award of 107.5% of his 80% bonus opportunity for Mr. Bard, a Named Executive Officer, was approved. In addition, Mr. Bard was granted an additional option to purchase up to 25,000 shares of the Company Common Stock, vesting in four cumulative annual installments, priced at the fair market value of the shares on the date the option was granted. The Board also approved the Committee's recommendation to forgive 25% of the loan approved for Mr. Bard to pay his taxes on the 20,000 shares granted to him as part of his initial employment contract.

    Also, in February 1997, the Committee's recommendations for two other Named Executive Officers were approved: (i) a bonus award of 107.5% of Mr. Oebel's 70% bonus opportunity, pro-rated from August 22, 1996; and (ii) a bonus award of 107.5% of Mr. Henderson's 50% bonus opportunity, pro-rated form April 1, 1996, together with an increase of his base salary effective February 28, 1997, and the grant of an additional option to purchase up to 10,000 shares of the Company's Common Stock, vesting in four cumulative annual installments, priced at the fair market value of the shares on the date the option was granted.

    The foregoing report has been furnished by Messrs. Bard, Gokcen and Train.

        EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

AYHAN HAKIMOGLU

    On April 26, 1996, the Board of Directors approved the terms of a Consulting Agreement and a Restrictive Covenant Agreement, both dated as of May 1, 1996, between the Company and Ayhan Hakimoglu, which became effective on May 3, 1996, the date he sold all his capital stock of the Company to EA Industries, Inc. and resigned as Chairman and Chief Executive Officer of the Company, including all of its subsidiaries.

    Under the terms of the Consulting Agreement, the Company retained the services of Mr. Hakimoglu for a term of three years to (a) assist the Company in developing both long and short-term plans relating to obtaining contracts for the Company in Turkey; (b) help the Company identify and procure key employees or entities to supplement the Company's management; and (c) assist the Company in the collection of amounts due to the Company arising from contracts performed for the Turkish Government. For these services, the Company would pay Mr. Hakimoglu (a) $150,000 per year in advance, and (b) a fee of up to 0.5% for any contract entered into between the Company and the Turkish Government during the term of this Agreement, provided that the contract is secured by a letter of credit or by an advance cash payment. In addition, the Company will reimburse Mr. Hakimoglu for ordinary and reasonable expenses for office rental, secretarial expense and travel expense incurred in connection with the services to be provided. The Company will also provide automobile, life insurance and health insurance coverage benefits comparable to that which Mr. Hakimoglu received while an employee of the Company. The death of Mr. Hakimoglu terminates the Company's obligations under the Agreement.

    Under the terms of the Restrictive Covenant Agreement, Mr. Hakimoglu agreed with the Company that he will not (a) during or after the term of the Agreement use for his benefit or the benefit of any other person or disclose any "Confidential Information" (as that term is defined in the Agreement) to any party without the written consent of the Company, and (b) he would not during the three-year term of the Agreement compete with the Company in specific areas defined in the Agreement. In consideration of this Agreement, the Company agreed to pay Mr. Hakimoglu the sum of $600,000 in three equal annual installments starting May 3, 1996.

I. GARY BARD

    On July 25, 1996, the Board of Directors approved the recommendations of the Executive Compensation Committee regarding an Employment Agreement between the Company and Mr. Bard, effective as of May 6, 1996, employing Mr. Bard as Chairman of the Board and Chief Executive Officer of the Company. The term of the agreement is for five years and, unless notice of termination is given by either party within six months prior to its termination date, is automatically extended for an additional one-year term. The Company has the right to terminate the agreement during its term but only for "Cause" (as defined in the Agreement), and Mr. Bard may terminate his employment during its term for "Good Reason" (e.g., a change of his position as Chairman and CEO without his consent) or in the event of a "Change in Control" (e.g., merger, consolidation, reorganization, sale, lease, exchange or other disposition of the Company assets or capital stock of more than 50%, other than to or with EA Industries, Inc.).

    The Company agreed to (i) pay an annual base salary of $290,000;
(ii) review the base salary at end of each fiscal year and increase it as the Board may determine; (iii) pay a bonus of 20,000 shares of the Company's Common Stock in consideration of Mr. Bard's execution of the Agreement; (iv) loan Mr. Bard an amount sufficient to pay all income taxes payable by him in respect to issuance of the 20,000 bonus shares by the Company, with interest at the lesser of 10% or prime, repayable in five years, secured by a pledge of the 20,000 shares; (v) grant him a stock option to purchase up to 150,000 shares of the Company's Common Stock, with an exercise price equal to the fair market value of the Company's Stock on the date the option was granted by the Board;
(vi) permit him to participate in a bonus plan to be established by the Company and, pending adoption of such a bonus plan, pay him a bonus of up to 80% of his base salary upon satisfaction of Board-approved objectives; (vii) permit him to participate in the Company's insurance, health, stock option and other employee benefit plans; and
(viii) provide Mr. Bard with an automobile or a monthly car allowance at the Company's option.

    In the event the agreement is terminated by the Company, other than for "Cause" or Mr. Bard terminates the agreement within one year after an event that would constitute "Good Reason" or a "Change in Control", the Company is obligated to pay (i) the pro-rata portion of any bonus due and (ii) the then base salary for the shorter of three years or until the initial term of the agreement expires. All obligations of the Company terminate upon the death of Mr. Bard except for the payment of any accrued and unpaid compensation at time of death. In the event of his total disability, as determined under the agreement, the Company's obligations under the agreement terminate upon the payment to Mr. Bard of one-half of his then annual base salary.

JAMES R. HENDERSON

    On July 25, 1996, the Board of Directors approved the Employment Agreement between the Company and Mr. Henderson, effective as of July 8, 1996, employing Mr. Henderson as Vice President and Chief Financial Officer of the Company. The agreement provides (i) a term of two years; (ii) an annual base salary of $135,000; (iii) review of base salary at the end of each fiscal year; (iv) a grant of an option to purchase Company Common Stock, the amount and terms as determined by the Board of Directors; (v) participation is an incentive bonus plan to be established by the Company, with the opportunity to earn up to 50% of his base salary, with a guarantee of at least $30,000 in the first year; (vi) reimbursement of relocation expenses, including closing costs on the sale of his out-of-state home and the purchase of a similar home in Pennsylvania, mortgage placement points, real estate transfer taxes and moving expenses; and (vii) permit him to participate in the Company's insurance, health, stock option, and other employee benefit plans. In the event the agreement is terminated by the Company prior to the expiration of two years as a result of any merger, acquisition diversification, reorganization or similar circumstances, the Company is obligated to pay the then base salary until the initial term of the agreement expires.

KLAUS D. OEBEL

    On October 25, 1996, the Board of Directors approved the Employment Agreement between the Company and Mr. Oebel, effective August 22, 1996, employing Mr. Oebel as Vice President and, initially as Director of Corporate Business Development, President of the Company's Communications System Group upon Dr. Taylor's resignation on September 13, 1996. The term of the agreement is for three years and, unless notice of termination is given by either party within sixty days prior to its termination date, is automatically extended for an additional one-year term. The Company has the right to terminate the agreement during its term but only for "Cause" (as defined in the Agreement), and Mr. Oebel may terminate his employment during its term for "Good Reason" (e.g., a change of his position or scope of his responsibilities without his consent) or in the event of a "Change in Control" (e.g., merger, consolidation, reorganization, sales, lease, exchange or disposition of the Company assets or capital stock of more than 50%, other than to or with EA Industries, Inc.).

    The Company agreed to (i) pay an annual base salary of $195,000;
(ii) review the base salary at end of each fiscal year and increase it as the Board may determine; (iii) pay a bonus of 10,000 shares of the Company's Common Stock, vesting on a pro-rata basis over a three-year period, in consideration of Mr. Oebel's execution of the Agreement;
(iv) grant him a stock option to purchase up to 70,000 shares of the Company's Common Stock, with an exercise price equal to the fair market value of the Company's Stock on the date the option was granted by the Board; (v) permit him to participate in a bonus plan to be established by the Company and, pending adoption of such a bonus plan, pay him a bonus of up to 70% of his base salary upon satisfaction of Board-approved objectives; (vi) permit him to participate in the Company's insurance, health, stock option and other employee benefit plans; (vii) provide Mr. Oebel with a monthly car allowance; and
(viii) provided Mr. Oebel with a monthly allowance of $1,000 during the term of the agreement to defray the expense of the monthly rent of an apartment for his use in the Horsham, Pennsylvania area.

    In the event the agreement is terminated by the Company, other than for "Cause" or Mr. Oebel terminates the agreement within one month after an event that would constitute "Good Reason" or a "Change in Control", the Company is obligated to pay (i) the pro-rata portion of any bonus due and (ii) the then base salary until the initial term of the agreement expires. All obligations of the Company terminate upon the death of Mr. Oebel except for the payment of any accrued and unpaid compensation at time of death. In the event of his total disability, as determined under the agreement, the Company's obligations under the agreement terminate upon the payment to Mr. Oebel of one-half of his then annual base salary.

DONALD S. TAYLOR, PhD.

    On September 13, 1996, the Company entered into an agreement with Dr. Taylor regarding his resignation as President of the Company and a member of the Board of Directors. Under the terms of the agreement, the Company would: (i) continue his salary for one year; (ii) permit him to continue in the Company's medical and dental plan until March 13, 1997; (iii) pay him a pro-rata share of his bonus through September 13, 1996; (iv) remove the pro-rata forfeiture provisions of a certain 10,000 shares restricted stock award granted to him January 3, 1995; (v) make available to him out-placement services and office space for six months, not to exceed $5,000; and (vi) permit him until October 14, 1996, to exercise all or any portion of a stock option to purchase 17,500 shares of the Company's Common Stock pursuant to the terms of the option granted him in January 1995. In the event of Dr. Taylor's death prior to September 13, 1997, all obligations of the Company under the agreement will terminate. Dr. Taylor agreed that for a period of three years he will not compete with the Company in specific areas defined in the agreement and entered into a general release of all claims against the Company.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Directors Bard and Vanderslice, members of the Board of Directors voting on the compensation recommendations of the Executive
Compensation Committee for other executive officers of the Company were, during the fiscal year, officers and employees of the Company.

                  SHAREHOLDER RETURN PERFORMANCE PRESENTATION

    Set forth below is a line graph comparing the five-year cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the S&P 500 Stock Index and the S&P High Technology Composite Index. The comparison of total return on investment (change in year-end stock price plus reinvested dividends) for the period assumes that $100 was invested on December 31, 1991 in each of the Company, the S&P 500 Stock Index and the S&P High Technology Composite Index.

                Comparison of Five-Year Cumulative Total Return
      Aydin Common, S&P 500 Stock & S&P High Technology Composite Indices

Measurement Period     Aydin Corp.   S&P 500 Index    S&P Hi-Tech
(Fiscal Year                                          Composite
Covered)                                              Index
Measurement Pt 12/31/91  $100.00       $100.00        $100.00

FYE 12/31/92             $ 72.00       $108.00        $104.00
FYE 12/31/93             $ 54.00       $118.00        $128.00
FYE 12/31/94             $ 55.00       $120.00        $149.00
FYE 12/31/95             $ 68.00       $165.00        $215.00
FYE 12/31/96             $ 42.00       $203.00        $305.00

* Assumes $100 invested in Aydin Common Stock and each index on December 31, 1991, and that all dividends were reinvested

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock other than EA Industries, Inc.

    Based solely upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Form 5 reports were required, the Company believes that all filing requirements applicable to its officers, directors and EA Industries, Inc. were complied with during 1996.

                        PROPOSALS 2, 3, 4 AND 5 SUMMARY

    There will be presented to the meeting four additional proposals to be voted upon separately: (i) to amend the 1994 Incentive Stock Option Plan (the "1994 Plan") to extend the expiration date from five to ten years for stock options granted under the 1994 Plan; (ii) to approve the new 1996 Equity Incentive Plan (the "1996 Plan") for which 500,000 shares have been reserved for the granting of stock options to employees and non-employee directors of the Company; (iii) to amend all outstanding stock options issued under the Company's 1996 Plan, the 1994 Plan, the 1984 Non-Qualified Stock Option Plan (the "1984 Plan"), the 1983 Incentive Stock Option Plan (the "1983 Plan") and the Individual Non-Qualified Stock Options (the "Individual Options"), (collectively the "Plans") to extend the expiration date of options granted thereunder for an additional five years; and (iv) to approve the new Stock Bonus Plan (the "Bonus Plan") for which 500,000 shares have been reserved for grants of stock to employees of the Company who elect to be paid all or part of their bonus in shares of the Company's Common Stock, as more fully described below.

    The following table sets forth information on the stock options granted and outstanding as of this date under the 1994 Plan, the 1996 Plan, all other Plans and the Bonus Plan (assuming for purposes of this presentation, the issuance of shares that would have been issued in payment of the full amount of the 1996 bonus had the Bonus Plan been in effect) to (i) Named Executive Officers; (ii) all current executive offices as a group ("Executive Group"); (iii) all current Directors who are not executive officers as a group ("Non-Executive Directors Group"); and (iv) all employees, including all current offices who are not executive officers ("Non-Executive Officer Employee Group").

                               NEW PLAN BENEFITS
                                 1994       1996
                               Incentive    Equity
                               Stock Option Incentive    All Other
                               Plan Shares  Plan Shares  Plan Shares  Bonus
                               Granted and  Granted and  Granted and  Plan
   Name and Position           Outstanding  Outstanding  Outstanding  Shares
I. Gary Bard                        -         150,000     10,000      17,613
   Chairman of the Board
   and Chief Executive
   Officer

Ayhan Hakimoglu                     -            -           -          -
   Chairman of the Board
   and Chief Executive
   Officer

Donald S. Taylor                    -            -           -          -
   President of the Company
   and President, Communications
   Systems Group

John F. Vanderslice                 -          40,000     10,000      13,290
   Executive Vice President
   and President, Products
   Group

Klaus D. Oebel                      -          70,000        -         5,564
   Vice President and
   President, Communications
   Systems Group

James R. Henderson                16,500       18,500        -         5,765
   Vice President, Treasurer
   and Chief Financial Officer

Demirhan Hakimoglu                 2,250          -          -         1,027
   Vice President and Chief
   Executive Officer,
   Aydin-Yazilim, S.A.

Executive Group                   26,250      328,500     30,000      45,605

Non-Executive Director Group        -             -        2,000        -

Non-Executive Officer            105,988          -        8,950      24,321
Employee Group

    Approval of Proposals 2, 3, 4 and 5 will require the affirmative vote with respect to each such proposal by the holders of a majority of the shares of the Company's Common Stock present or represented by proxy and entitled to vote at the Annual Meeting and is a prerequisite to continuing the listing or to list the shares issuable under the plans referenced in such proposal on the New York Stock Exchange. Abstentions will be deemed a vote cast on such proposal and therefore will be treated the same as a negative vote. Broker non-votes are not considered shares present in person or represented by proxy and entitled to vote and will have no effect on the vote.

                  PROPOSAL 2.  APPROVAL OF AN AMENDMENT TO THE
                        1994 INCENTIVE STOCK OPTION PLAN
Background

     The Board of Directors adopted the 1994 Plan effective as of January 3, 1994 providing for the grant to officers and key employees of the Company of incentive stock options to purchase a maximum of 100,000 shares of the Company's Common Stock, $1.00 par value, at option prices not less than the fair market value of the stock on the date the option is granted. In October 1994 the Board amended the Plan, increasing the maximum number of shares to be purchased under the Plan from 100,000 to 150,000 shares. Both the original Plan and the amended have been previously approved by the stockholders. On December 16, 1996 the Board amended the Plan, subject to stockholder approval, to extend the expiration date of the options to be granted under the Plan from five years to ten years from the respective grant dates of options granted under the 1994 Plan. As of that date, 6,450 shares remained available for new grants under the Plan before the Plan expires on December 31, 2003. On March 14, 1997, the closing price of the Company's Common Stock on the New York Stock Exchange was $11.125. No option is exercisable prior to one year after the grant date nor (if the amendment to the 1994 Plan is approved at the Annual Meeting) after ten years from the date on which the option is granted (the "Option Period"). Pursuant to the 1994 Plan, unless the Option Agreement provides otherwise, 25% of each option is exercisable one year from the date of grant, and an additional 25% becomes exercisable each year in the three-year period thereafter during the Option Period on a cumulative basis.

The 1994 Plan

     If the employment of any optionee is terminated, options are exercisable only to the following extent: (i) if the employment is terminated for cause or if the optionee voluntarily quits, the optionee shall have the right at any time within 30 days thereafter, but in no event after the expiration of the Option Period, to exercise the option with respect to all or any part of the number of shares which the optionee could have purchased on the date of the termination of employment; (ii) if the employment is terminated otherwise than for cause, disability, death, or voluntary resignation, the optionee shall have the right at any time within three months thereafter, but in no event after the expiration of the Option Period, to exercise the option with respect to all or any part of the number of shares which the optionee could have purchased on the date of the termination of employment; (iii) if the employment is terminated by death of the optionee (while employed), or within the three-month period referred to in subsection (ii) above or within the twelve-month period referred to in subsection (iv) below, the person or persons to whom the optionee's rights under the option shall have passed by will or by the applicable laws of descent and distribution shall have the right at any time within three months after the optionee's death, but in no event after the expiration of the Option Period, to exercise the option with respect to all or any part of the number of shares which the optionee could have purchased on the date of death; (iv) if the employment is terminated by the disability of the optionee, the optionee shall have the right at any time within twelve months thereafter, but in no event after the expiration of the Option Period, to exercise the option with respect to all or any part of the number of shares which the optionee could have purchased on the date of termination of employment.

     The optionee may pay for the purchase of the shares under an option granted pursuant to the 1994 Plan by cash, or by delivering already owned Company Stock, or by a combination of cash and Company Stock. The optionee may not use already owned Company Stock to purchase shares under an option granted pursuant to the 1994 Plan if such Company Stock was acquired by the optionee pursuant to the exercise of any "Incentive Stock Option" and the Company Stock so acquired has not been held by the optionee for two years from the date the option was granted and one year from the date of receipt of the Company Stock upon exercise of the option.

     If shares are purchased under an option granted pursuant to the 1994 Plan, and no disposition of the shares is made by the optionee within two years from the date the option was granted nor within one year after receipt of the shares upon exercise of the option, there is no income recognized by the optionee or deduction by the Company in the year in which the option is granted or exercised. If the optionee disposes of shares within two years of the date an option was granted or within one year of receipt of the shares pursuant to the 1994 Plan, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares on the date of the exercise over the option price. The excess, if any, of the amount realized upon disposition of such shares over the fair market value of the shares on the date of exercise will be long or short-term capital gain, depending upon the holding period of the shares, provided that the optionee holds the shares as a capital asset at the time of disposition. If such disposition of the shares by the optionee within two years of the date of grant of the option is a sale or exchange with respect to which a loss (if sustained) would be recognized by the optionee, then the amount which is includable in the gross income of the optionee, and the amount which the Company would be entitled to as a deduction, shall not exceed the excess (if any) of the amount realized on the sale or exchange over the adjusted basis of such shares. If the above mentioned holding periods are met and the optionee later sells the shares, assuming they constitute a capital asset in his or her hands, any amount by which the sale proceeds exceed the option price on the date of exercise will constitute capital gain, and any amount by which the sale proceeds are less than the option price on the date of exercise will constitute capital loss. At the present time, the shares must be held for one year to be eligible for long-term gain treatment.

     The Company will be entitled to a tax deduction in connection with an option under the 1994 Plan in an amount equal to the ordinary income realized by the optionee and at the time such optionee recognizes such income, subject to limitations of Section 162(m) of the Code with respect to any covered executive officer whose total compensation in any year exceeds $1 million.

     The Board of Directors is authorized to interpret the 1994 Plan, to define the terms used therein, to prescribe, amend, and rescind rules and regulations for the administration thereof, and to take such other action in the administration of the 1994 Plan as it shall deem proper, provided such interpretation shall be in accordance with
Section 422 of the Internal Revenue Code and that the options granted under the 1994 Plan constitute "Incentive Stock Options" within the meaning of that Section. No Director is permitted to participate in any determination or action in which such Director may have a personal interest. To date, under the 1994 Plan as most recently amended, options covering a total of 143,550 shares have been granted to 164 employees, leaving options for 6,450 shares available for grant in the future. At the date the 1994 Plan was adopted, approximately 250 employees were eligible to participate.

     If the amended 1994 Plan is not approved by the stockholders, options granted on and after December 16, 1996 will expire five years from the grant date of such options.

     The Board of Directors recommends a vote FOR this proposal.

                    PROPOSAL 3.  APPROVAL OF THE 1996 EQUITY
                                 INCENTIVE PLAN

Background

     The Board of Directors unanimously adopted the 1996 Plan on July 25, 1996 and amended the Plan on December 16, 1996, which provides for the grant to directors, officers and key employees of the Company of both "incentive" and "non-qualified" stock options to purchase a maximum of 500,000 shares of the Company's Common Stock, $1.00 par value, at per share exercise prices not less than the fair market value of the stock on the date the option is granted. The 1996 Plan, as amended, provides that options granted under the Plan shall be exercisable for ten years from the date of grant. As of this date, options totalling 328,500 shares had been granted to five employees and 171,500 shares remain available for grant. On March 14, 1997, the closing price of the Company's Common Stock on the New York Stock Exchange was $11.125. No option is exercisable prior to one year nor after ten years from the date on which the option is granted (the "Option Period"). Pursuant to the 1996 Plan, unless the Option Agreement provides otherwise, 25% of each option is exercisable one year from the date of grant, and an additional 25% becomes exercisable each year during the three-year period thereafter during the Option Period on a cumulative basis.

The 1996 Plan

     If the employment of any optionee is terminated, options are exercisable only to the following extent: (i) if the employment is terminated for cause or if the optionee voluntarily quits, the optionee shall have the right at anytime within 30 days thereafter, but in no event after the expiration of the Option Period, to exercise the option with respect to all or any part of the number of shares which the optionee could have purchased on the date of the termination of employment; (ii) if the employment is terminated otherwise than for cause, disability, death, or voluntary resignation, the optionee shall have the right at any time within three months thereafter, but in no event after the expiration of the Option Period, to exercise the option with respect to all or any part of the number of shares which the optionee could have purchased on the date of the termination of employment; (iii) if the employment is terminated by death of the optionee (while employed), or within the three-month period referred to in subsection (ii) above or within the twelve-month period referred to in subsection (iv) below, the person or persons to whom the optionee's rights under the option shall have passed by will or by the applicable laws of descent and distribution shall have the right at any time within three months after the optionee's death, but in no event after the expiration of the Option Period, to exercise the option with respect to all or any part of the number of shares which the optionee could have purchased on the date of death; (iv) if the employment is terminated by the disability of the optionee, the optionee shall have the right at any time within twelve months thereafter, but in no event after the expiration of the Option Period, to exercise the option with respect to all or any part of the number of shares which the optionee could have purchased on the date of termination of employment.

     The optionee may pay for the purchase of the shares under an option granted pursuant to the 1996 Plan by cash, or by delivering already owned Company Stock, or by a combination of cash and Company Stock. The optionee may not use already owned Company Stock to purchase shares under an option granted pursuant to the 1996 Plan if such Company Stock was acquired by the optionee pursuant to the exercise of any "Incentive Stock Option" and the Company Stock so acquired has not been held by the optionee for two years from the date the option was granted and one year from the date of receipt of the Company Stock upon exercise of the option.

     If shares are purchased under an "incentive" option granted pursuant to the 1996 Plan, and no disposition of the shares is made by the optionee within two years from the date the option was granted or within one year after receipt of the shares upon exercise of the option, there is no income recognized by the optionee or deduction by the Company in the year in which the option is granted or exercised. If the optionee disposes of shares within two years of the date an option was granted or within one year of receipt of the shares pursuant to the 1996 Plan, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the excess of the fair market value of the shares on the date of the exercise over the option price. The excess, if any, of the amount realized upon disposition of such shares over the fair market value of the shares on the date of exercise will be long or short-term capital gain, depending upon the holding period of the shares, provided that the optionee holds the shares as a capital asset at the time of disposition. If such disposition of the shares by the optionee within two years of the date of grant of the option is a sale or exchange with respect to which a loss (if sustained) would be recognized by the optionee, then the amount which is includable in the gross income of the optionee, and the amount which the Company would be entitled to as a deduction, shall not exceed the excess (if any) of the amount realized on the sale or exchange over the adjusted basis of such shares. If the above mentioned holding periods are met and the optionee later sells the shares, assuming they constitute a capital asset in his or her hands, any amount by which the sale proceeds exceed the option price on the date of exercise will constitute capital gain, and any amount by which the sale proceeds are less than the option price on the date of exercise will constitute capital loss. The shares must be held for one year to be eligible for long-term capital gain treatment.

     If shares are purchased under a "nonqualified option" granted pursuant to the 1996 Plan, the optionee, will realize income at the time he exercises the nonqualified option in a total amount equal to the sum of (i) in the case of an option with respect to which the employee uses cash to pay the option price, the amount by which the fair market value of the shares acquired pursuant to the exercise of the option at the time of exercise exceeds the exercise price paid for such shares; and (ii) in the case of an option with respect to which an employee uses shares of Common Stock of the Company which he owns to pay the exercise price, the total fair market value, at the time of issuance, of the number of shares issued in excess of the number of shares surrendered upon such exercise. If an optionee uses shares of Common Stock of the Company which he owns to pay, in whole or in part, the exercise price for the nonqualified option shares under the 1996 Plan, (i) the individual's holding period for the newly issued shares of Common Stock equal in value and number to the old shares (the "exchanged" shares) which were surrendered upon the exercise shall include the period during which the old shares were held; (ii) the employee's basis in such exchanged shares will be the same as his basis in the old shares surrendered; and (iii) no gain or loss will be recognized by the employee on the exchange of the old shares surrendered for the exchanged shares. The employee's basis in the shares received over and above the exchanged shares will be equal to their fair market value at the time of exercise.

     The Company will be entitled to a tax deduction in connection with an option under the 1996 Plan in an amount equal to the ordinary income realized by the optionee and at the time such optionee recognizes such income, subject to limitations of Section 162(m) of the Code with respect to any covered executive officer whose total compensation in any year exceeds $1 million.

     The Board of Directors is authorized to interpret the 1996 Plan, to define the terms used therein, to prescribe, amend, and rescind rules and regulations for the administration thereof, and to take such other action in the administration of the 1996 Plan as it shall deem proper, provided such interpretation as it relates to "incentive shares" shall be in accordance with Section 422 of the Internal Revenue Code and that the incentive options granted under the 1996 Plan constitute "Incentive Stock Options" within the meaning of that section. No director is permitted to participate in any determination or action in which such director may have a personal interest. At the date the 1996 Plan was adopted, approximately 150 employees and directors were eligible to participate.

     If the 1996 Plan is not approved by the stockholders, options granted under the Plan will be cancelled.

     The Board of Directors recommends a vote FOR this proposal.

                  PROPOSAL 4.  APPROVAL OF AMENDMENT TO EXTEND
            EXPIRATION DATE OF OUTSTANDING STOCK OPTIONS FIVE YEARS

     On December 16, 1996, the Board of Director's unanimously adopted an amendment to all outstanding stock options, granted under all of the Company's Plans that remain outstanding, extending the current expiration date by five years. No other term of the stock option (date of issue, option price, number of shares) was affected by this amendment.

     In light of the amendment to 1994 Plan (see, Proposal 2, page 15) and the adoption of the new 1996 Plan (see, Proposal 3, page 17) the Board of Directors believes it to be appropriate to conform all outstanding stock options to the amendments made to the 1994 Plan and the 1996 Plan and extend the expiration dates of such other options by an additional five years. As of December 16, 1996, options to purchase 452,438 shares under all the Plans are outstanding and held by 112 employees of the Company.

     If the amendment is not approved by the stockholders, the outstanding options will expire five years from date of grant.

     The Board of Directors recommends a vote FOR this proposal.

                            PROPOSAL 5.  APPROVAL OF
                              THE STOCK BONUS PLAN

     The Board of Directors of the Company adopted the Aydin Corporation Stock Bonus Plan (the "Bonus Plan") on March 19, 1997, subject to stockholder approval. The purpose of the Bonus Plan is to provide additional incentive and reward to officers and other key management employees who contribute materially to the success and growth of the Company by their creativity, ability, industry and loyalty and to provide a means to encourage stock ownership and proprietary interest in the Company by such officers and key management employees.

     The Bonus Plan permits those participants who are awarded a bonus under the Bonus Plan ("Plan Participants") to elect to be paid the bonus in cash or in shares of the Company's Common Stock or a combination of cash and stock. If the Plan Participant elects to be paid the full amount or any portion of the bonus award in shares of Common Stock, the number of shares to which the Plan Participant is entitled will be determined by dividing (x) the dollar amount or such portion, as the case may be, of the bonus award for which shares of Common Stock are to be issued (y) by the Discounted Market Value. For purposes of the Bonus Plan, "Discounted Market Value" is equal to 85% of the average of the per share closing prices of the Common Stock on the New York Stock Exchange on the 20 trading days immediately preceding the date that the Board determines the dollar amount of the bonus award for the Plan Participant.

     Approximately 32 persons are eligible to participate in the Bonus Plan, including executive officers of the Company. Directors of the Company who are not also officers or employees of the Company are not eligible to participate in the Bonus Plan.

     The total number of shares of the Company's Common Stock that may be awarded under the Bonus Plan may not exceed 500,000 shares in the aggregate. The shares to be awarded under the Bonus Plan will be made available from authorized and unissued shares or from the Company's treasury shares.

     The Bonus Plan will be administered by the Board of Directors of the Company. The Board of Directors is authorized to interpret the Bonus Plan and to adopt the rules for the administration, interpretation and the application of the Bonus Plan as are consistent therewith and to interpret, amend or revoke any such rules.

     The Board has the exclusive right to name the officers and other key management members to be designated as Plan Participants for purposes of the Bonus Plan. The Board may delegate the right to name Plan Participants to any person or committee whom it designates. The Board has the sole discretion to determine the dollar amount of any bonus to be awarded under the Bonus Plan. Recommendations for bonus awards will be made to the Board pursuant to such procedures as may from time to time be prescribed by the Board.

     Upon the determination of the dollar amount of the bonus, the Board will promptly notify each Plan Participant of (i) the dollar amount of the bonus award; (ii) the Discounted Market Value per share of the Company's Common Stock; (iii) the maximum number of shares to which the Plan Participant is entitled if the Plan Participant elects to be paid the bonus award in shares of Common Stock; and (iv) the date by which the Plan Participant's written election to be paid the bonus in stock is required to be sent to the Company. The Plan Participant must make the election to be paid the bonus award in shares of stock within 15 days following the date that such notice is provided to the Plan Participant. Such election must be made in writing to the Secretary of the Company. If no election is made by the expiration of such period, the bonus award will be paid to the Plan Participant in cash.

     Contemporaneous with the transfer of any bonus shares, the Board, in its sole discretion, may determine to pay to any Plan Participant to whom bonus shares have been awarded a supplemental cash bonus.
Such supplemental cash bonus will in no event be greater than an amount equal to (i) the product of the total fair market value of the shares received in any calendar year and the highest marginal income tax rate, (ii) divided by one minus the highest marginal income tax rate. All bonus awards, including annual supplemental cash bonuses, will be net of whatever amount is sufficient to satisfy federal, state and local tax withholding requirements as a condition to the payment of any bonus award under the Bonus Plan.

Amendment and Termination

     The Bonus Plan will automatically terminate the earlier of (i) December 31, 2007, (ii) the date when all of the shares available for bonuses hereunder have been awarded or (iii) on any earlier date as the Board may determine in its sole discretion. The Board may discontinue or terminate the Bonus Plan in whole or in part at any time, or the Board may from time to time change or amend the Bonus Plan in such respects as the Board may deem advisable, in its sole discretion, subject to any approval by stockholders that may be required under applicable laws or the rules of the New York Stock Exchange.

Federal Income Tax Consequences

     The Bonus Plan is not a qualified plan under Section 401(a) of the Code. The following description, which is based on existing laws, sets forth generally certain of the federal income tax consequences of the awards under the Bonus Plan. This description may differ from the actual tax consequences of participation in the Bonus Plan.

     If the bonus award is paid in cash, the amount paid to the participant will be taxable as ordinary income to the participant. If the bonus award is paid in stock, the fair market value of the shares on the date the Plan Participant makes his election will be taxable as ordinary income to the participant. Similarly, any supplemental cash bonus paid to a participant will be taxed as ordinary income to the participant.

     The Company will be entitled to a tax deduction in connection with bonus paid under the Bonus Plan only in an amount equal to the ordinary income realized by the participant, subject to the limitations of Section 162(m) of the Code with respect to any covered executive officer whose total compensation in any year exceeds $1 million. The federal, state and local income tax consequences to any particular taxpayer will depend upon his individual circumstances.

     The Board of Directors recommends a vote FOR the approval of the Plan.

                              INDEPENDENT AUDITORS

     In June 1994, the Audit Committee of the Board of Directors engaged the services of Grant Thornton LLP as the Company's independent auditors through March 31, 1997. A representative of Grant Thornton LLP will attend the Annual Meeting and will be given an opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

                    THE SUBMISSION OF STOCKHOLDER PROPOSALS
                  FOR CONSIDERATION AT THE 1998 ANNUAL MEETING

     Any stockholder who desires to submit a proposal for consideration at the 1998 Annual Meeting and who desires that the proposal be included in the Proxy Statement issued by the Board of Directors in connection with such Annual Meeting may request that inclusion by submitting such proposal in writing to the Secretary of the Company on or before November 27, 1997, in accordance with Rule 14a-8 of the Securities and Exchange Commission.

                                 OTHER MATTERS

    The Board of Directors does not know of any matters to be presented for consideration, other than the matters described in the Notice of Annual Meeting. However, if other matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.

                                 By Order of the Board of Directors,


                                 I. GARY BARD
                                 Chairman
March 27, 1997

APPENDIX No. 1  (Form of Proxy Card)

Aydin Corporation        AYDIN CORPORATION
700 Dresher Road             PROXY FOR
Horsham, PA 19044   ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON APRIL 26, 1996

       This Proxy is Solicited on Behalf of the Board of Directors

  The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated March 28, 1996, hereby constitutes and appoints Ayhan Hakimoglu and Robert A. Clancy, and each of them acting individually, as the undersigned's proxies, each with the power to appoint his substitute and authorizes them to represent the undersigned and to vote all the shares of common stock of AYDIN CORPORATION held on record by the undersigned on February 28, 1996, at the Annual Meeting of Stockholders to be held on April 26, 1996 or any adjournment or postponement thereof, on the matters set forth on the reverse side hereof.

  THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS RECOMMENDED BY THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


            (Continued and to be signed on the reverse side)


                                (Side 1)

                            (Form of Proxy - Side 2)

                                         Please mark
                                        your votes as
                                        indicated in
                                        this example    [ X ]

To Vote for    To Withhold   1. Board of Directors recommends and will vote FOR the election of
all nominees   authority to     the following as Directors unless otherwise directed:
check this box vote for all     I.G. Bard, N.A. Gokcen, I.L.Gross, G. Mozenter, H.D. Train, II and J.F.
               nominees          Vanderslice.
               check this box    To withhold authority to vote for any individual nominee while voting for the remainder, write this nominee's name in the space below:
 FOR           WITHHOLD
                                      _______________________________________________
 [ ]              [ ]

2. To approve Amending the     FOR   AGAINST  ABSTAIN 3. To approve the  FOR   AGAINST  ABSTAIN
   1994 Incentive Stock Plan.  [ ]     [ ]      [ ]      1996 Equity     [ ]     [ ]      [ ]
                                                         Incentive Plan

4. To approve an amendment        FOR   AGAINST  ABSTAIN  5. Subject to the limitation described in
   to outstanding Stock Options   [ ]     [ ]      [ ]       the Proxy Statement relating to the Annual
                                                             Meeting of Stockholders, in their
                                                             discretion, the proxies or their substitutes
                                                             are authorized to vote upon such other
                                                             matters as may properly come before the
                                                             annual meeting or any adjournment or
                                                             postponement thereof. The Board of Directors
                                                             is not presently aware of any such matters.

6. Subject to the limitation described in the Proxy         PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT.
Statement relating to the Annual Meeting of Stockholders,
in their discretion, the proxies or their substitutes         Dated: _____________________, 1997
are authorized to vote upon such other matters as may
properly come before the annual meeting or any adjournment  Joint owners should each sign. When signing
or postponement thereof.  The Board of Directors is not     as attorney, executor, administrator, trustee
presently aware of any such other matters.                  or guardian, please give full title as such.
                                                            If a corporation, please sign full corporate
                                                            name by the president or other authorized
                                                            officer.  If a partnership, please sign
                                                            partnership name by an authorized person.

                                                            ____________________________________________
                                                                              Signature


                                                           _____________________________________________
                                                                       Signature if held jointly

                                                            PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN
                                                            THIS PROXY CARD USING THE ENCLOSED ENVELOPE

APPENDIX No. 2  (Proposal No. 2)

                      THE 1994 INCENTIVE STOCK OPTION PLAN
                                       OF
                               AYDIN CORPORATION

                                 150,000 Shares
                       (Last amended, December 16, 1996)
I.  Purpose

        The purpose of this Plan is to advance the interests of the Corporation and its shareholders by strengthening the ability of the Corporation to attract and retain in its employ key individuals of training, experience and ability and to furnish additional incentive to officers and valued key employees upon whose judgement, initiative and efforts the successful conduct and development of its business largely depends, by encouraging them to purchase stock in the Corporation.

II. Definitions

        As used in this Plan, "Corporation" means Aydin Corporation; "Board of Directors" means the Board of Directors of Aydin Corporation; "employee" includes officers and other key employees of the Corporation and its subsidiaries but excludes members of the Board of Directors who are not also officers or employees of the Corporation; "Stock Option Committee" (the "Committee") means the Board of Directors; "Common Stock" means the Corporation's Common Stock of the par value of $1.00 per share; "Code" means the Internal Revenue Code of 1986, as amended from time to time.

III.    Eligible Personnel

    A.  All full-time salaried officers and key employees.

    B. An employee who has been granted an option may, if he is otherwise eligible, be granted an additional option or options.

IV. Stock Option Committee

    A. Subject to the provisions of the Plan, the Committee shall administer the Plan. It shall have authority to construe and interpret the Plan, to define the terms used therein, to prescribe, amend and rescind rules and regulations for the administration of the Plan and to take such other action in the administration of the Plan as it shall deem proper. The interpretation by the Committee of any provision of the Plan or of any option agreement entered into hereunder shall be in accordance with Section 422 of the Code and Regulations issued thereunder as they may be amended from time to time, in order that rights granted hereunder and under said option agreements shall constitute "Incentive Stock Options" within the meaning of that Section.

    B. A majority of the members of the Committee shall constitute a quorum and make all determinations, take all actions and conduct all business. They shall keep minutes of their respective meetings.

    C. Any Committee action may be taken or determination made without a meeting if all members of the respective committee shall individually or collectively consent in writing to such action or determination. Such written consent or consents shall be filed with the minutes of the Corporation.

    D. All interpretations, determinations and actions by the respective committee shall be final, conclusive and binding upon all parties.

    E. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option agreement.

V.  Granting of Options

    A. The Committee may at any time and from time to time grant options to eligible employees, to purchase shares of Common Stock of the Corporation under this Plan, and determine the specific employees to whom options may be granted, the number of shares to be subject to each option, the terms and provisions of the option agreements, and the time or times at which such options shall be granted.

    B. The date of grant shall be the date the Committee takes the necessary action to make the grant; provided, however, that if the minutes or appropriate resolutions of the Committee provide than an option is to be granted as of a date in the future, the date of grant shall be such future date. In any event, the optionee must be an employee on the date of the grant.

    C. No option shall be granted under this Plan after the close of business on December 31, 2003, but options theretofore granted may extend beyond that date.

    D.  The options granted hereunder shall be "Incentive Stock
        Options" as that term is used in Section 422 of the Code.

VI. Shares Subject to the Plan

        The total number of shares of Common Stock that may be purchased pursuant to options granted under this Plan shall not exceed 150,000 subject to adjustment as provided in Section IX and subject to amendment as provided in Section X. If any option outstanding hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to the option shall again be available for the grant of options under this Plan. Upon the exercise of an option outstanding hereunder, the Corporation may reissue Common Stock held in its treasury or issue authorized but unissued Common Stock.

VII.    Terms of Options

    A. Each option granted under the Plan shall include the following provisions, or terms consistent with the following provisions:

        1. The purchase price (option price) of the shares subject to option shall be not less than the fair market value of the stock on the day the option is granted. Such fair market value shall be established as the following, in order of descending preference:

            a. Mean between the highest and the lowest quoted selling prices of the stock on an exchange.

            b. Lacking a. above, the mean between the "bid" and "asked" prices as provided to the Company by a legitimate broker.

            c. Lacking a. or b. for the date of grant, the mean between the "bid" and "asked" prices for the most recent date quoted, as obtained for the Company by a legitimate broker.

            d. Lacking a., b. or c., the last established determinable price.

        2. Except as provided in Section VIII herein, no option may be exercised unless the optionee is at the time of such exercise in the employ of the Corporation or of a subsidiary and shall have been continuously so employed since the granting of his option. For the purpose of the Plan, an employee who is on leave of absence or who is in the Armed Services or the civilian employment of the United States will be considered in the employ of the Corporation or its subsidiaries to the extent his employment would be treated as continuing intact under Sections 421 and 422 of the Code, and the Regulations thereunder, as amended, from time to time.

        3. No option may be exercised after ten years from the date of its grant. Unless the option Agreement provides otherwise, any time after one year from the date of grant the employee may exercise his option in accordance with the following schedule:

      After:                        The optionee may purchase:
      One year from date of grant...................25% of the total.
      Two years from date of grant....An additional 25% of the total.
      Three years from date of grant..An additional 25% of the total. Four years from date of grant...An additional 25% of the total.

        4. Upon each exercise of an option the purchase price shall be payable in full in cash, (or its equivalent acceptable to the Corporation), or Common Stock already owned by the employee, or a combination of cash and Common Stock.

        5. No fractional shares shall be issued under this Plan or under any option granted hereunder, nor shall any cash payment be made in lieu thereof.

        6. An option shall not be assignable or transferable by the employee to whom granted otherwise than by will or by the laws of descent and distribution, and may be exercised, during his lifetime, only by such employee.

        7. No person shall have the rights and privileges of a shareholder with respect to shares subject to or purchased under an option until the date appearing on the certificates issued upon the exercise of the option.

    B. The aggregate fair market value (determined as of the date the option is granted) of the stock for which any employee may be granted options first exercisable in any calendar year under this Plan and all other "Incentive Stock Option Plans" of the Corporation or its subsidiaries, shall not exceed $100,000.

    C. No option under this Plan may be granted to an employee who, at the time the option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or of its subsidiaries, provided, however, this limitation shall not apply if such option is granted at an option price of at least 110 percent of the fair market value of the stock on the date of the grant and, by its terms, the option is not exercisable after the expiration of five years from the date of grant.

    D. Each option granted under this Plan may, but need not, include other terms and conditions not inconsistent with the provisions hereof, including a requirement that the optionee represent at the time of each exercise of option that the shares purchased are being acquired for investment and not for resale.

    E. Nothing in this Plan nor in any option granted hereunder shall confer any rights to continue in the employ of the Corporation or its subsidiaries or interfere in any way with the rights of the Corporation or any subsidiary to terminate the employee at any time.

VIII.   Termination of Employment or Death of Employee

    A. If the employment of an optionee is terminated for cause, or if he voluntarily quits, his option shall expire forthwith, but he may exercise any options that are exercisable as of the date of termination or voluntary quit provided payment for same is received within 30 days of the termination. Retirement, including Early Retirement, under any retirement plan of the Corporation or subsidiary is not deemed a voluntary quit.

    B. If the employment of an optionee terminates for any reason other than termination for cause, a voluntary quit, disability or death, the option shall expire three months thereafter unless by its terms it expires sooner. During said period, the option may be exercised in accordance with its terms but only for the number of shares with respect to which options could be exercised as of the date of termination of employment.

    C. If an optionee dies while he is employed by the Corporation or a subsidiary or within the three month period referred to in Section VIII(B) above or within the twelve month period referred to in Section VIII(D) below, during said period, the option may be exercised by his personal representatives or the persons to whom his rights under the option shall pass by will or the laws of descent and distribution in accordance with terms of the option but only for that number of shares with respect to which options could be exercised as of the date of death. Such exercisable option must be exercised within three months of death, unless, by its terms, it expires sooner.

    D. If the employment of an optionee terminates by reason of the optionee's "disability" (within the meaning of Section 22(e)(3) of the Code), the option shall expire 12 months thereafter unless by its terms it expires sooner. During said period, the option may be exercised in accordance with its terms but only for the number of shares with respect to which options could be exercised as of the date of termination of employment.

    E. Notwithstanding the above, an option may not be exercised after the expiration of ten years from the date the option is granted.

IX. Adjustments Upon Changes in Capitalization

        In the event of any recapitalization, stock dividend, stock split, or combination affecting the stock subject to this Plan, or in the event of any merger, consolidation, or reorganization as a result of which the Corporation is the surviving corporation, the Committee will make appropriate adjustments in the aggregate number of kind of shares subject to the Plan, the number of shares that may be granted to any one employee, and the number of shares and the price per share subject to outstanding options provided that such options remain or constitute incentive stock options within the meaning of Section 422 of the Code. Any such determination of adjustment shall be final and conclusive upon the parties.

        In the event of the dissolution or liquidation of the Corporation, or in the event of a reorganization, merger, or consolidation of the Corporation with one or more corporations as a result of which the Corporation is not the surviving corporation, or in the event of a sale of substantially all of the property or stock of the Corporation to another corporation, the Plan shall terminate; and any option then outstanding hereunder shall terminate on the effective date of such transaction; provided, however, that in the event of any such transaction the Board of Directors may, but need not, modify all outstanding options so as to make all such options exercisable in full on a date sufficiently in advance of the effective date of such transaction to permit the shares acquired pursuant to any exercise of such options to be issued before the effective date of such transaction.

X.  Amendment and Termination

    A. The Board of Directors shall have the power, in its discretion, to amend, suspend or terminate this Plan at any time. The Board of Directors shall not have the power except as may be permitted in Section IX herein:

        1. To change the class of employees eligible to receive options under the Plan; or

        2. To increase the number of shares subject to the Plan in the aggregate unless such increase is submitted to the shareholders of the Corporation for their approval; or

        3. To increase the number of shares subject to an option for any one individual; or

        4. To reduce the option price below the fair market value of the stock (or below the 110% fair market value when required by Section VII (C) hereof) at the time the option was granted; or

        5. To increase the maximum terms of options provided herein.

    B. The Board of Directors may, with the consent of an optionee, make such modifications of the terms and conditions of his option as it shall deem advisable.

XI. Compliance with Rule 16b-3

    The provisions of this Plan are intended to comply in all respects with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and any amendments thereto, and, if this Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of this Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

XII.    Effective Date of Plan

        This Plan shall become effective as of January 3, 1994 upon approval of the shareholders of the Corporation and shall terminate at the close of business on December 31, 2003.

APPENDIX No. 3  (Proposal No. 3)
                         THE 1996 EQUITY INCENTIVE PLAN
                                       OF
                               AYDIN CORPORATION

                                 500,000 Shares
                        (Last Amended December 16, 1996)

    1. Purpose. The purpose of the Aydin Corporation 1996 Equity Incentive Plan (the "Plan") is to further the growth, development and financial success of Aydin Corporation and its subsidiaries by providing additional incentives to those officers and key employees who are responsible for the management of the business affairs of the Company, or its subsidiaries, which will enable them to participate directly in the growth of the capital stock of the Company. The Company intends that the Plan will facilitate securing, retaining and motivating management employees of high caliber and potential. To accomplish these purposes, the Plan provides a means whereby management employees may receive stock options ("Options") to purchase the Company's Common Stock.

    2. Definitions. As used in this plan, "Corporation" or the "Company" means Aydin Corporation; "Board of Directors" means the Board of Directors of Aydin Corporation; "employee" includes directors, officers and other key employees of the Corporation and its subsidiaries; "Stock Option Committee" (the "Committee") means the Board of Directors; "Common Stock" means the Corporation's Common Stock of the par value of $1.00 per share; "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    3. Administration. The Plan shall be administered by the Committee who shall have full and final authority, in its sole discretion, to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the employees to whom Options shall be granted and the type, amount, size and terms of each such grant; to determine the time when Options shall be granted; and to make all other determinations necessary or advisable for the administration of the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all optionees and all other holders of Options granted under the Plan.

    4. Stock Subject to the Plan. Subject to Section 17 hereof, the shares that may be issued under the Plan shall not exceed in the aggregate 500,000 shares of Common Stock. Such shares may be authorized and unissued shares or shares issued and subsequently reacquired by the Company. Except as otherwise provided herein, any shares subject to an Option that for any reason expires or are terminated unexercised as to such shares shall again be available under the Plan.

    5. Eligibility To Receive Options. Persons eligible to receive Options under the Plan shall be limited to those officers and other key employees of the Company, or any subsidiary of the Company (as defined in Section 425 of the Code), who are in positions in which their decisions, actions and counsel significantly impact upon the profitability and success of the Company, or any subsidiary of the Company. Directors of the Company who are not also officers or employees of the Company, or any subsidiary of the Company shall be eligible to participate in the Plan, provided that such persons shall not be eligible to receive grants of Incentive Stock Options, as such term is defined in Section 6 hereof.

    6. Types of Options. Grants may be made at any time and from time to time by the Committee in the form of stock options to purchase shares of Common Stock. Options granted hereunder may be Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code or any amendment or substitute thereto ("Incentive Stock Options") or Options that are not intended to so qualify ("Nonqualified Stock Options").

    7. Option Agreements. Options for the purchase of Common Stock shall be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time. The Options granted hereunder may be evidenced by a single agreement or by multiple agreements, as determined by the Committee in its sole discretion. Each option agreement shall contain in substance the following terms and conditions:

        (a) Type of Option. Each option agreement shall identify the Options represented thereby either as Incentive Stock Options or Nonqualified Stock Options, as the case may be.

        (b) Option Price. Each option agreement shall set forth the purchase price of the Common Stock purchasable upon the exercise of the Option evidenced thereby. Subject to the limitation set forth in
Section 7(d)(ii) off the Plan, the purchase price of the Common Stock subject to an Incentive Stock Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Committee, but in no event less than the par value of such stock. The purchase price of the Common Stock subject to a Nonqualified Stock Option shall be not less than 100% of the fair market value of such stock on the date the Option is granted, as determined by the Committee. For this purpose, fair market value on any date shall be the mean between the highest and the lowest quoted selling prices of the stock on an exchange, or if the stock is not traded that day, the fair market value shall be as determined by the Committee pursuant to Section 422 of the Code.

        (c) Exercise Term. No option may be exercised after ten years from the date of its grant. Unless the option Agreement provides otherwise, any time after one year from the date of grant the employee may exercise his option in accordance with the following schedule:

After:                   The optionee may purchase:

One year from date of grant.....................25% of the total.
Two years from date of grant......An additional 25% of the total.
Three years from date of grant....An additional 25% of the total.
Four years from date of grant.....An additional 25% of the total.

The Committee shall have the power to permit an acceleration of previously established exercise terms, subject to the requirements set forth herein, upon such circumstances and subject to such terms and conditions as the Committee deems appropriate.

        (d) Incentive Stock Options. In the case of an Incentive Stock Option, each option agreement shall contain such other terms, conditions and provisions as the Committee determines to be necessary or desirable in order to qualify such Option as a tax-favored Option (within the meaning of Section 422 of the Code or any amendment or substitute thereto or regulation thereunder) including without limitation, each of the following except that any of these provisions may be omitted or modified if it is no longer required in order to have an Option qualify as a tax-favored Option within the meaning of
Section 422 of the Code or any substitute therefor:

            (i) The aggregate fair market value (determined as of the date the Option is granted) of the Common Stock with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year (under all plans of the Company) shall not exceed $100,000.

            (ii) No Incentive Stock Options shall be granted to any employee if at the time the Option is granted to the individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries unless at the time such Option is granted the Option price is at least 110% of the fair market value of the stock subject to the Option and, by its terms, the Option is not exercisable after the expiration of five years from the date of grant.

            (iii) No Incentive Stock Options shall be exercisable more than 30 days (or three months, in the case where the employee is placed on layoff, or one year, in the case of an employee who dies or becomes disabled within the meaning of Section 22(e)(3) of the Code or any substitute therefor) after termination of employment.

        (e) Substitution of Options. Options may be granted under the Plan from time to time in substitution for stock options held by employees of other corporations who are about to become, and who do concurrently with the grant of such options become, employees of the Company, or a subsidiary of the Company as a result of a merger or consolidation of the employing corporation with the Company, or a subsidiary of the Company, or the acquisition by the Company, or a subsidiary of the Company of the assets of the employing corporation, or the acquisition by the Company, or a subsidiary of the Company of stock of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Section 7 to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

    8. Date of Grant. The date on which an Option shall be deemed to have been granted under the Plan shall be the date of the Committee's authorization of the Option or such later date as may be determined by the Committee at the time the Option is authorized. Notice of the determination shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant.

    9. Exercise and Payment for Shares. Options may be exercised in whole or in part, from time to time, by giving written notice of exercise to the Secretary of the Company, specifying the number of shares to be purchased, except that no Option may be exercised in whole or in part during the first twelve months after such Option is granted. The purchase price of the shares with respect to which an Option is exercised shall be payable in full with the notice of exercise in cash, Common Stock at fair market value, or a combination thereof. The fair market value of Stock so delivered shall be the mean of the high and the low prices on the principal exchange upon which the Stock is traded on the trading day immediately preceding the date of exercise.

    10. Rights upon Termination of Employment. In the event that an optionee ceases to be an employee of the Company, or any subsidiary of the Company for any reason other than lay-off, death, or disability (within the meaning of Section 22(e)(3) of the Code or any substitute therefore), the optionee shall have the right to exercise the Option during its term within a period of 30 days (three months in the event of a lay-off) after such termination to the extent that the Option was exercisable at the time of termination. In the event that an optionee dies or becomes disabled prior to the expiration of his Option and without having fully exercised his Option, the optionee or his successor shall have the right to exercise the Option during its term within a period of one year after termination of employment due to death or disability to the extent that the Option was exercisable at the time of termination unless, by its terms, it expires sooner.

    11. General Restrictions.  Each Option granted under the
Plan shall be subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or
(ii) the consent or approval of any government regulatory body, or
(iii) an agreement by the recipient of an Option with respect to the disposition of shares of Common Stock is necessary or desirable as a condition of or in connection with the granting of such Option or the issuance or purchase of shares of Common Stock thereunder, such Option shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

    12. Rights of a Stockholder. The recipient of any Option under the Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder unless and until certificates for shares of Common Stock are issued and delivered to him.

    13. Right to Terminate Employment.  Nothing contained in the
Plan or in any option agreement entered into pursuant to the Plan shall confer upon any optionee the right to continue in the employment of the Company or any subsidiary of the Company or affect any right that the Company or any subsidiary of the Company may have to terminate the employment of such optionee.

    14. Withholding. Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. If and to the extent authorized by the Committee in its sole discretion, an optionee may make an election, by means of a form of election to be prescribed by the Committee, to have shares of Common Stock that are acquired upon exercise of an Option withheld by the Company or to tender other shares of Common Stock or other securities of the Company owned by the optionee to the Company at the time of exercise of an Option to pay the amount of tax that would otherwise be required by law to be withheld by the Company as a result of any exercise of an Option. Any such election shall be irrevocable and shall be subject to termination by the Committee, in its sole discretion, at any time. Any securities so withheld or tendered will be valued by the Committee at the mean of the high and the low prices the Common Stock traded on the trading day immediately preceding the date exercised.

    15. Non-Assignability. No Option under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution. During the life of the recipient, such Option shall be exercisable only by such person or by such person's guardian or legal representative.

    16. Non-Uniform Determinations. The Committee's determination under the Plan (including without limitation determinations of the persons to receive Options, the form, amount and timing of such grants, the terms and provisions of Options, and the agreements evidencing same) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, grants of Options under the Plan whether or not such persons are similarly situated.

    17. Adjustments.

        (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, all outstanding Options will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Option holder the right to exercise his Option as to all or any part of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable.

        (c) Sale or Merger. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Committee, in the exercise of its sole discretion, may take such action as it deems desirable, including, but not limited to (i) causing an Option to be assumed or an equivalent option to be substituted by such successor corporation or a parent or subsidiary of such successor corporation,
(ii) providing that each Option holder shall have the right to exercise his Option as to all of the shares of Common Stock covered by the Option, including shares as to which the Option would not otherwise be exercisable, or (iii) declare that an Option shall terminate at a date fixed by the Committee provided that the Option holder is given notice and opportunity to exercise his Option prior to such date.

    18. Amendment. The Committee may terminate or amend the Plan at any time. The termination or any modification or amendment of the Plan shall not, without the consent of a participant, affect his rights under an Option previously granted.

    19. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirement of the Plan. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability for the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

    20. Effect on Other Plans. Participation in the Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company or any subsidiary of the Company. Any Options granted pursuant to the Plan shall not be used in determining the benefits provided under any other plan of the Company or any subsidiary of the Company unless specifically provided.


    21. Duration of the Plan. The Plan shall remain in effect until all Options granted under the Plan have been satisfied by the issuance of shares, but no Option shall be granted more than ten years after the date the Plan is adopted by the Company's Board of Directors.

    22. Forfeiture for Dishonesty. Notwithstanding anything to the contrary in the Plan, if the Committee finds, by a majority vote, after full consideration of the facts presented on behalf of both the Company and any optionee, that the optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonest conduct in the course of his employment or retention by the Company or any subsidiary of the Company that damaged the Company, or any subsidiary of the Company or that the optionee has disclosed confidential information of the Company or any subsidiary of the Company, the optionee shall forfeit all unexercised Options and all exercised Options under which the Company has not yet delivered the certificates. The decision of the Committee in interpreting and applying the provisions of this Section 22 shall be final. No decision of the Committee however, shall affect the finality of the discharge or termination of such optionee by the Company or any subsidiary of the Company in any manner.

    23. No Prohibition on Corporate Action.  No provision of the
Plan shall be construed to prevent the Company or any officer or director thereof from taking any action deemed by the Company or such officer or director to be appropriate or in the Company's best interests whether or not such action could have an adverse effect on the Plan or any Options granted hereunder, and no optionee or optionee's estate, personal representative or beneficiary shall have any claim against the Company or any officer or director thereof as a result of the taking of such action.

    24. Indemnification. With respect to the administration of the Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further action on their part to indemnity from the Company for, all expenses (including the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by them in connection with or arising out of, any action, suit or proceeding in which they may be involved by reason of they being or having been a member of the Committee or the Board of Directors, whether or not they continue to be such member at the time of incurring such expenses; provided, however, that such indemnity shall not include any expenses incurred by any such member of the Committee or the Board of Directors (i) in respect of matters as to which they shall be finally adjudged in any such action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of their duty as such member of the Committee or the Board of Directors: or (ii) in respect of any matter in which any settlement is affected for an amount in excess of the amount approved by the Company on the advice of its legal counsel; and provided further that no right of indemnification under the provisions set forth herein shall be available to or enforceable by any such member of the Committee or the Board of Directors unless, within 60 days after institution of any such action, suit or proceeding, they shall have offered the Company in writing the opportunity to handle and defend same at its own expense. The foregoing right of indemnification shall inure to the benefit of the heirs, executors or administrators of each such member of the Committee or the Board of Directors and shall be in addition to all other rights to which such member may be entitled as a matter of law, contract or otherwise.

    25. Miscellaneous Provisions.

        (a) Compliance with Plan Provisions. No optionee or other person shall have any right with respect to the Plan, the Common Stock reserved for issuance under the Plan or in any Option until a written option agreement shall have been executed by the Company and the optionee and all the terms, conditions and provisions of the Plan and the Option applicable to such optionee (and each person claiming under or through him) have been met.

        (b) Approval of Counsel. In the discretion of the Committee, no shares of Common Stock, other securities or property of the Company or other forms of payment shall be issued hereunder with respect to any Option unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

        (c) Compliance with Rule 16b-3.  To the extent that Rule
16b-3 under the Exchange Act applies to Options granted under the Plan, it is the intent of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

        (d) Effects of Acceptance of Option.  By accepting any
Option or other benefit under the Plan, each optionee and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board of Directors, the Committee or its delegates.

        (e) Construction. The masculine pronoun shall include the feminine and neuter, and the singular shall include the plural, where the context so indicates.

    26. Stockholder Approval. The exercise of any Option granted under the Plan shall be subject to the approval of the Plan by the affirmative vote of the holders of a majority of the outstanding shares of the Common Stock present, or represented, and entitled to vote at a meeting duly held.

APPENDIX No. 4  (Proposal No. 5)

                               AYDIN CORPORATION
                                STOCK BONUS PLAN

    1. Purpose. The purpose of this Stock Bonus Plan is to provide additional incentive and reward to officers and other key management employees who contribute materially to the success and growth of Aydin Corporation (the "Company") by their creativity, ability, industry and loyalty and to provide a means to encourage stock ownership and propri-etary interest in the Company by such officers and key management employees.

    2. Administration. This Plan shall be administered by the Company's Board of Directors (the "Board"). It shall be the duty of the Board to conduct the general administration of this Plan in accordance with its provisions. The Board shall have the power to interpret this Plan and to adopt the rules for the administration, interpretation and the application of this Plan as are consistent therewith and to inter-pret, amend or revoke any such rules. The Board may act either by vote of a majority of its members at a meeting or by a memorandum or other written instrument signed by all members of the Board. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the Plan Participants (as hereinafter defined) and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, and all members of the Board shall be protected by the Company with respect to any such action, determination or interpretation.

    3. Plan Participants. The Board shall possess the exclusive right to name the officers and other key management members who shall be designated as "Plan Participants" for purposes of this Plan. The Board may delegate the right to name "Plan Participants" to any person or committee whom it shall designate. Neither the adoption of this Plan nor the selection of any Plan Participant for participation in this Plan shall give a Plan Participant any right to be retained in the employ of the Company, and the right and power of the Company to dismiss or discharge any Plan Participant is specifically reserved. No Plan Participant or any person claiming under or through him shall have any right or interest, whether vested or otherwise, in this Plan or any bonus hereunder, unless and until there has been compliance with all of the terms and conditions of this Plan and rules of the Board that affect the Plan Participant.

    4. Amount of Bonus. The Board shall have the sole discretion to determine the dollar amount of any bonus to be awarded under this Plan. Recommendations for bonus awards shall be made to the Board pursuant to such procedures as may from time to time be prescribed by the Board.

    5. Form of Bonus; Election of Plan Participant. The Plan Participant shall have the election to be paid the full amount of the bonus awarded to such Plan Participant either (i) in cash or (ii) in shares of the Company's $1.00 par value Common Stock ("Common Stock") or a combination of cash and Common Stock. If the Plan Participant elects to be paid the full amount or any portion of the bonus award in shares of Common Stock, the number of shares to which the Plan Participant shall be entitled shall be determined by dividing (x) the dollar amount of the bonus award, or portion thereof, as the case may be, for which shares of Common Stock are to be issued by (y) the Discounted Market
Value.   For purposes of this Plan, "Discounted Market Value" shall be equal to 85% of the average of the per share closing prices of the Common Stock on the New York Stock Exchange on the 20 trading days immediately preceding the date that the Board determines the dollar amount of the bonus award for the Plan Participant.

        (a) The Board shall promptly notify each Plan Participant of
(i) the dollar amount of the bonus award; (ii) the Discounted Market Value per share of the Company's Common Stock; (iii) the maximum number of shares to which the Plan Participant is entitled if the Plan Participant elects to be paid the bonus award in shares of Common Stock; and (iv) the date by which the Plan Participant's written election to be paid the bonus in stock is required to be sent to the Company.

        (b) The Plan Participant shall make the election to be paid the bonus award within 15 days following the date of the notice provided to the Plan Participant in accordance with the provisions of paragraph 5(a) hereof. Such election shall be made in writing to the Secretary of the Company. If no election is made by the expiration of such period, the bonus award shall be paid to the Plan Participant in cash.

    6. Supplemental Cash Tax Gross-Up Bonus. Contemporaneous with the transfer of any bonus shares and subject to the limitation hereinafter set forth, the Board, in its sole discretion, may determine to pay to any Plan Participant to whom bonus shares have been awarded a supplemental cash bonus. Such supplemental cash bonus shall in no event be greater than an amount equal to (i) the product of the total fair market value of the shares received in any calendar year and the highest marginal income tax rate, (ii) divided by one minus the highest marginal income tax rate. For this purpose, the term "highest marginal income tax rate" of any Plan Participant shall mean the sum of the highest marginal combined state and federal personal income tax rates (including any surtax rate as well as the Medicare health insurance tax rate imposed on employees under the Federal Insurance Contributions Act) applicable to such Plan Participant, as in effect for the calendar year in which the bonus is paid. In accordance with Section 8 hereof, the Company shall withhold and remit from the tax gross-up bonus all required tax withholdings with respect to the bonus shares and the tax gross-up bonus itself. Notwithstanding the foregoing, a tax gross-up bonus shall not be paid to a Plan Participant to the extent that the payment of such bonus would cause the Plan Participant's total compensation received from the Company to exceed the range of reasonable compensation, as determined by an independent consultant retained by the Board.

    7. Common Stock Available for Bonuses. The shares to be awarded under this Plan shall be made available from authorized and unissued shares or from the Company's treasury shares. The total number of shares that may be awarded under this Plan may not exceed 500,000 shares.

    8. Withholding. All bonus awards of shares or cash, or combination thereof made to a Plan Participant under this Plan shall be net of whatever amount is sufficient to satisfy federal, state and local tax withholding requirements or if that is not possible, the Plan Participant shall otherwise provide for the satisfaction of such tax withholding requirements as a condition to the payment of any bonus award under this Plan.

        a. In the event that a Plan Participant fails to satisfy the withholding and employment tax obligations arising in connection with a transfer of shares awarded under this Plan when requested by the Board, the Board may, pursuant to such rules as the Board may establish, reduce the number of shares to be transferred to the Plan Participant by such number of shares as the Board may deem appropriate in its sole discretion to satisfy such withholding and employment tax obligations or make such other arrangements as it deems satisfactory.

        b. Notwithstanding any other provision of this Plan, the Board may impose such additional conditions on the payment of any withholding or employment tax obligations as may be required to satisfy applicable regulatory requirements, including, without limitation, Rule 16b-3 (or any successor provision) promulgated by the Securities and Exchange Commission.

    9. Fringe Benefits. By acceptance of any bonus under this Plan, each Plan Participant acknowledges that such bonus represents supplemental incentive compensation and that such bonus shall not be treated as base salary or other compensation for the purpose of the calculation of retirement benefits, life insurance or other fringe benefits provided by the Company, unless a written plan provision specifically provides to the contrary.

   10. Expenses. All expenses and costs in connection with the administration of this Plan shall be borne by the Company, and no part shall be charged to the Plan Participants.

   11. Amendment. The Board may discontinue or terminate this Plan in whole or in part at any time, or the Board may from time to time change or amend the Plan in such respects as the Board may deem advisable, in its sole discretion. The fact that a director is or had been designated as a Plan Participant under this Plan shall not disqualify him from voting as a director for or against the Plan or for or against any change or amendment thereto.

   12. Termination. The Plan shall automatically terminate on the earliest of (A) December 31, 2007, (B) the date when all of the shares available for bonuses hereunder have been awarded or (C) any earlier date as the Board may determine in its sole discretion.

   13. Securities and Other Laws. No shares shall be transferred pursuant to this Plan unless and until all then applicable requirements imposed by federal and state securities laws and other laws, rules and regulations and by any regulatory agencies having jurisdiction and by any stock exchanges upon which the shares may be listed have been fully met.

   14. Notices. Any notice required or permitted hereunder shall be sufficiently given only if sent by first class mail, postage prepaid, or by a nationally recognized overnight delivery service, charges prepaid, addressed to the Company at its principal offices in Horsham, Pennsylva-nia and to the Plan Participant at the address on file with the Company on the date any bonus award is made hereunder, or to such other address as either party may hereafter designate in writing by notice similarly given by one party to the other.

   15. Severability. If any part of this Plan shall be determined to be invalid or void in any respect, such determination shall not affect, impair, invalidate or nullify the remaining provisions of this Plan, which shall continue in full force and effect, as if the invalid or void provision had not been included in the Plan.

   16. Additional Terms. The Board may impose such additional terms and conditions upon the award of bonuses under this Plan as the Board may determine, in its sole discretion, at the time it authorizes such awards.

   17. Effective Date. This Plan shall be effective on March 19, 1997, subject to Stockholder approval.